Exhibit 32

Exhibit 32.	Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Amendment No. 1 to the Annual Report of Southeastern Banking Corporation on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), we, Cornelius P. Holland, III, President & Chief Executive Officer of the Company, and Alyson G. Beasley, Vice President & Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CORNELIUS P. HOLLAND, III
Cornelius P. Holland, III, President & CEO

/s/ ALYSON G. BEASLEY
Alyson G. Beasley, Vice President & Treasurer

Date: May 14, 2010